UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23655

LORD ABBETT CORPORATE OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Address of principal executive offices) (Zip code)

Randolph A. Stuzin, Esq.

Vice President and Assistant Secretary

30 Hudson Street, Jersey City, New Jersey 07302-4804

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2025

Item 1:	Report to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Corporate Opportunities Fund

For the fiscal year ended December 31, 2025

Table of Contents

1	A Letter to Shareholders

3	Investment Comparison

4	Information About Your Fund’s Holdings Presented by Asset Allocation

5	Schedule of Investments

14	Statement of Assets and Liabilities

15	Statement of Operations

16	Statements of Changes in Net Assets

18	Financial Highlights

20	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Supplemental Information to Shareholders

Lord Abbett Corporate Opportunities Fund
Annual Report

For the fiscal year ended December 31, 2025

From left to right: John Shaffer, Independent Trustee and Chair of the Lord Abbett Alternatives Funds Board of Trustees and Steven F. Rocco, Interested Trustee, President and Chief Executive Officer of the Lord Abbett Alternatives Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Corporate Opportunities Fund for the fiscal year ended December 31, 2025. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates and Fund literature.

Thank you for investing in the Lord Abbett Family of Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Steven F. Rocco

Trustee, President and Chief Executive Officer

For the fiscal year ended December 31, 2025, the Fund returned 7.86%, reflecting performance at the net asset value of Class I shares with all distributions reinvested, compared to its benchmark, the Morningstar LSTA US Leveraged Loan Index*, which returned 5.90% over the same period. The Fund’s use of derivatives contributed to performance over the period.

Performance over the period was heavily influenced by the Trump administration’s April “Liberation Day” tariff announcement, which introduced a sharp rise in policy uncertainty and contributed to meaningful volatility. Mixed economic data throughout the period—including softer inflation data, signs of labor market cooling, and fluctuations in personal income and spending—led to shifts in market expectations around the U.S. Federal Reserve’s policy strategy. These macro headwinds were balanced by strong corporate earnings, renewed resilience in consumer spending, and ongoing AI-driven investment, while easing trade tensions later in the period helped stabilize sentiment.

While the Fund significantly decreased its allocation to bank loans and increased high yield, the allocation to bank loans was a strong contributor to performance over the fiscal year. Within bank loans, the Fund’s allocation to the Aerospace/Defense and Communications sectors were positive drivers of performance over the fiscal year.

Within corporates, the allocation to the Energy and Building Products sectors remained a focus.

Although the Fund exhibited positive performance for the period, there were several allocations that detracted from relative performance. The Fund’s allocation to Emerging Market corporate bonds detracted from performance over the fiscal year.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Morningstar LSTA U.S. Leveraged Loan Index is a market-value weighted index designed to measure the performance of the U.S. leveraged loan market.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2024. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Corporate Opportunities Fund

Investment Comparison

Below is a comparison of a $1 million investment in Class I shares with the same investment in the Morningstar LSTA US Leveraged Loan Index, and a custom blended benchmark comprised of 50% Morningstar LSTA US Leveraged Loan Index/50% ICE BofA US High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower.

Past performance is no guarantee of future results.

Average Annual Total Returns at Net Asset Value for the Periods Ended December 31, 2025
	1 Year	Life of Class
Class I2	7.86%	7.10%
Class A3	4.49%	5.67%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2 Class I shares commenced operations on September 8, 2021 and performance began on September 10, 2021. Performance is at net asset value.

3 Class A shares commenced operations on September 8, 2021 and performance began on September 10, 2021. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.50% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2025, is calculated using the SEC-required uniform method to compute such return.

Portfolio Holdings Presented by Asset Allocation

December 31, 2025

Holdings by Asset Allocation	% of Investments*
Commercial Paper	7.53%
Common Stock	0.18%
Convertible Bonds	0.28%
Corporate Bonds	38.44%
Floating Rate Loans	35.27%
Investments in Underlying Funds	7.37%
Repurchase Agreements	9.69%
Time Deposits(a)	0.12%
Money Market Funds(a)	1.12%
Total	100.00%

*	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

Schedule of Investments

December 31, 2025

Investments			Shares	Fair Value
LONG-TERM INVESTMENTS 83.69%

COMMON STOCKS 0.18%

Diversified Telecommunication Services 0.14%
Luxco Co. Ltd.*(a)			14,714	$264,999

Personal Care Products 0.04%
Anastasia Parent LLC*			4,727	88,631
Total Common Stocks (cost $358,085)				353,630

	Interest Rate	Maturity Date	Principal Amount

CONVERTIBLE BONDS 0.28%

Oil & Gas 0.28%
Borr Drilling Ltd.	5.00%	2/8/2028	$400,000	402,000
Nabors Industries, Inc.	1.75%	6/15/2029	182,000	148,276
Total				550,276
Total Convertible Bonds (cost $512,814)				550,276

CORPORATE BONDS 39.46%

Advertising 0.64%
CMG Media Corp.†	8.875%	6/18/2029	1,438,307	1,236,886

Auto Parts & Equipment 3.00%
American Axle & Manufacturing, Inc.†	7.75%	10/15/2033	2,026,000	2,064,775
ZF North America Capital, Inc.†	7.50%	3/24/2031	3,717,000	3,759,604
Total				5,824,379

Building Materials 1.72%
ACProducts Holdings, Inc.†	6.375%	5/15/2029	1,136,000	545,145
CP Atlas Buyer, Inc.†(b)	12.75%	1/15/2031	1,509,892	1,431,907
JELD-WEN, Inc.†(b)	7.00%	9/1/2032	1,354,000	931,579
Wilsonart LLC†	11.00%	8/15/2032	480,000	429,399
Total				3,338,030

Commercial Services 0.85%
EquipmentShare.com, Inc.†	8.00%	3/15/2033	1,574,000	1,658,176

See Notes to Financial Statements.	5

Schedule of Investments (continued)

December 31, 2025

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Diversified Financial Services 2.21%
Atlanticus Holdings Corp.†	9.75%	9/1/2030	$247,000	$247,804
OneMain Finance Corp.	6.50%	3/15/2033	4,000,000	4,048,504
Total				4,296,308

Machinery-Diversified 0.99%
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC (Canada)†(c)	9.00%	2/15/2029	1,833,000	1,924,613

Media 5.91%
Cable One, Inc.†(b)	4.00%	11/15/2030	1,641,000	1,266,531
CSC Holdings LLC†	4.625%	12/1/2030	2,802,000	1,003,245
CSC Holdings LLC†	6.50%	2/1/2029	2,750,000	1,824,682
Directv Financing LLC†	8.875%	2/1/2030	3,667,000	3,714,832
DISH DBS Corp.	5.125%	6/1/2029	1,234,000	1,096,272
Gray Media, Inc.†	7.25%	8/15/2033	2,500,000	2,556,072
Total				11,461,634

Metal Fabricate-Hardware 2.16%
Park-Ohio Industries, Inc.†	8.50%	8/1/2030	4,062,000	4,191,029

Mining 1.80%
Compass Minerals International, Inc.†	8.00%	7/1/2030	581,000	608,442
JW Aluminum Continuous Cast Co.†	10.25%	4/1/2030	2,750,000	2,875,936
Total				3,484,378

Oil & Gas 9.31%
Borr IHC Ltd./Borr Finance LLC†	10.00%	11/15/2028	2,347,561	2,362,483
Borr IHC Ltd./Borr Finance LLC†	10.375%	11/15/2030	931,803	930,139
Hilcorp Energy I LP/Hilcorp Finance Co.†	7.25%	2/15/2035	1,416,000	1,346,584
Kosmos Energy Ltd.†	7.50%	3/1/2028	500,000	340,224
Kraken Oil & Gas Partners LLC†	7.625%	8/15/2029	1,059,000	1,049,745
Moss Creek Resources Holdings, Inc.†	8.25%	9/1/2031	2,375,000	2,275,939
Saturn Oil & Gas, Inc. (Canada)†(c)	9.625%	6/15/2029	3,183,000	3,140,480
Transocean International Ltd.	7.50%	4/15/2031	3,898,000	3,698,842
Vermilion Energy, Inc. (Canada)†(c)	7.25%	2/15/2033	2,247,000	2,118,730
Vital Energy, Inc.†(b)	7.875%	4/15/2032	822,000	810,462
Total				18,073,628

Oil & Gas Services 1.73%
USA Compression Partners LP/USA Compression Finance Corp.†	6.25%	10/1/2033	3,308,000	3,349,251

6	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2025

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pipelines 1.39%
TransMontaigne Partners LLC†	8.50%		6/15/2030	$2,671,000	$2,698,688

Retail 4.75%
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028	1,925,000	981,518
LBM Acquisition LLC†	6.25%		1/15/2029	4,434,000	3,994,703
Park River Holdings, Inc.†	8.75%		12/31/2030	4,091,351	4,045,323
SGUS LLC†(b)	11.00%		12/15/2029	500,000	187,500
Total					9,209,044

Telecommunications 3.00%
Altice France SA (France)†(c)	6.50%		4/15/2032	3,071,742	2,946,682
Hughes Satellite Systems Corp.	6.625%		8/1/2026	591,000	540,317
Lumen Technologies, Inc.†	4.50%		1/15/2029	1,488,000	1,384,636
WULF Compute LLC†	7.75%		10/15/2030	924,000	952,652
Total					5,824,287
Total Corporate Bonds (cost $77,170,225)					76,570,331

FLOATING RATE LOANS(d) 36.20%

Advertising 1.42%
CMG Media Corp. 2024 Term Loan	7.272% (3 mo. USD Term SOFR + 3.50%	)	6/18/2029	2,949,553	2,761,372

Aerospace/Defense 2.79%
Alloy Finco Ltd. USD Holdco PIK Term Loan 13.50% (Jersey)(c)	0.50%		3/6/2028	528,468	1,255,112

Barnes Group, Inc. 2025 Term Loan B	6.466% (1 mo. USD Term SOFR + 2.75%	)	1/27/2032	1,134,144	1,138,295
Doncasters Finance U.S. LLC 2024 Term Loan (Jersey)(c)	10.172% (3 mo. USD Term SOFR + 6.50%	)	4/23/2030	2,973,504	3,025,540
Total					5,418,947

Auto Parts & Equipment 1.94%
American Axle & Manufacturing, Inc. 2025 Incremental Term Loan C	–	(e)	2/24/2032	3,750,000	3,757,800

Building Materials 2.16%
Cornerstone Building Brands, Inc. 2022 Term Loan	9.375% (1 mo. USD Term SOFR + 5.63%	)	8/1/2028	4,000,322	3,180,256
Smyrna Ready Mix Concrete LLC 2025 Term Loan B	6.716% (1 mo. USD Term SOFR + 3.00%	)	4/2/2029	994,988	1,002,450
Total					4,182,706

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2025

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Commercial Services 0.67%
Veritiv Corp. Term Loan B	7.672% (3 mo. USD Term SOFR + 4.00%	)	12/2/2030	$1,290,927	$1,292,612

Computers 3.66%
Kaseya, Inc. 2025 2nd Lien Term Loan B	8.716% (1 mo. USD Term SOFR + 5.00%	)	3/18/2033	2,913,000	2,858,381
X Corp. Term Loan	10.448% (3 mo. USD Term SOFR + 6.50%	)	10/26/2029	4,308,880	4,242,718
Total					7,101,099

Cosmetics/Personal Care 0.77%
ACP Tara Holdings, Inc. 2025 Term Loan B	6.955% (3 mo. USD Term SOFR + 3.25%	)	12/15/2032	1,306,000	1,314,979
Conair Holdings LLC Term Loan B	7.581% (1 mo. USD Term SOFR + 3.75%	)	5/17/2028	343,654	180,847
Total					1,495,826

Diversified Capital Goods 1.65%
Tank Holding Corp. 2022 Term Loan	9.566% (1 mo. USD Term SOFR + 5.75%	)	3/31/2028	3,477,982	3,210,612

Engineering & Construction 0.24%
Brand Industrial Services, Inc. 2024 Term Loan B	8.354% (3 mo. USD Term SOFR + 4.50%	)	8/1/2030	517,796	473,253

Entertainment 4.00%
888 Acquisitions Ltd. USD Term Loan B (United Kingdom)(c)	9.048% (6 mo. USD Term SOFR + 5.25%	)	7/1/2028	3,430,461	2,959,853
AMC Entertainment Holdings, Inc. 2024 Term Loan	10.731% (1 mo. USD Term SOFR + 7.00%	)	1/4/2029	4,786,849	4,803,651
Total					7,763,504

Internet 0.16%
Anastasia Parent LLC 2025 Term Loan	8.672% (3 mo. USD Term SOFR + 5.00%	)	6/24/2030	334,682	309,581

Investment Management Companies 0.88%
NEXUS Buyer LLC 2025 Incremental Term Loan	7.716% (1 mo. USD Term SOFR + 4.00%	)	7/31/2031	1,719,690	1,709,303

Lodging 0.63%
Spectacle Gary Holdings LLC 2021 Term Loan B	8.086% (3 mo. USD Term SOFR + 4.25%	)	12/11/2028	1,259,403	1,226,344

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2025

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Machinery: Diversified 2.25%
Arcline FM Holdings LLC 2025 1st Lien Term Loan	6.422% (3 mo. USD Term SOFR + 2.75%	)	6/23/2030	$4,347,529	$4,370,962

Media 3.05%
EW Scripps Co. 2025 Term Loan B3	7.20% (1 mo. USD Term SOFR + 3.35%	)	11/30/2029	1,985,000	1,920,487
Sinclair Television Group, Inc. 2025 Term Loan B6	7.402% (3 mo. USD Term SOFR + 3.30%	)	12/31/2029	3,507,066	3,220,363
Sinclair Television Group, Inc. 2025 Term Loan B7	7.916% (1 mo. USD Term SOFR + 4.10%	)	12/31/2030	844,104	769,823
Total					5,910,673

Metal Fabricate/Hardware 0.37%
Tank Holding Corp. 2023 Incremental Delayed Draw Term Loan	9.816% - 9.83% (1 mo. USD Term SOFR + 6.00%	)	3/31/2028	236,078	217,880
Tank Holding Corp. 2023 Incremental Term Loan	9.816% (1 mo. USD Term SOFR + 6.00%	)	3/31/2028	544,600	502,619
Total					720,499

Oil & Gas 1.14%
Pasadena Performance Products LLC 1st Lien Term Loan	6.922% (3 mo. USD Term SOFR + 3.25%	)	2/27/2032	2,197,599	2,201,719

Retail 4.00%
BCPE Grill Parent 2023 Term Loan B	8.466% (1 mo. USD Term SOFR + 4.75%	)	9/30/2030	2,543,505	2,370,902
Kodiak Building Partners, Inc. 2024 Term Loan B	7.466% (1 mo. USD Term SOFR + 3.75%	)	12/4/2031	5,519,041	5,398,313
Total					7,769,215

Software 1.68%
Central Parent, Inc. 2024 Term Loan B	6.922% (3 mo. USD Term SOFR + 3.25%	)	7/6/2029	1,818,450	1,546,210
DTI Holdco, Inc. 2025 Term Loan B	7.716% (1 mo. USD Term SOFR + 4.00%	)	4/26/2029	1,686,168	1,578,978
Rackspace Finance LLC 2024 First Lien Second Out Term Loan	6.615% (1 mo. USD Term SOFR + 2.75%	)	5/15/2028	377,892	141,288
Total					3,266,476

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2025

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications 2.74%
Delta TopCo, Inc. 2024 2nd Lien Term Loan	8.94% - 9.11% (1 mo. USD Term SOFR + 5.25% (3 mo. USD Term SOFR + 5.25%	) )	11/29/2030	$2,869,000	$2,835,232
Lumen Technologies, Inc. 2024 Extended Term Loan B2	6.181% (1 mo. USD Term SOFR + 2.35%	)	4/15/2030	2,483,470	2,473,176
Total					5,308,408
Total Floating Rate Loans (cost $71,425,929)					70,250,911

				Shares

INVESTMENTS IN UNDERLYING FUNDS 7.57%
Lord Abbett Private Credit Fund S(f)(g)(h) (cost $14,688,889)				586,274	14,692,028
Total Long-Term Investments (cost $164,155,942)					162,417,176

				Principal Amount

SHORT-TERM INVESTMENTS 18.95%

COMMERCIAL PAPER 7.72%

Diversified Financial Services 2.06%
Aviation Capital Group LLC†	3.855%		1/5/2026	$4,000,000	3,998,733

Electric 2.06%
Evergy Missouri West, Inc.†	4.115%		1/7/2026	4,000,000	3,997,750

Electronics 2.06%
Jabil, Inc.†	4.161%		1/8/2026	4,000,000	3,997,267

Retail 1.54%
AutoZone, Inc.†	3.785%		1/8/2026	3,000,000	2,998,135
Total Commercial Paper (cost $14,990,246)					14,991,885

REPURCHASE AGREEMENTS 9.95%
Repurchase Agreement dated 12/31/2025, 3.650% due 1/2/2026 with Barclays Capital, Inc. collateralized by $4,055,800 of U.S. Treasury Note at 3.500% due 10/31/2027; value: $4,081,633; proceeds: $4,000,811 (cost $4,000,000)				4,000,000	4,000,000

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2025

Investments	Principal Amount	Fair Value
REPURCHASE AGREEMENTS (continued)
Repurchase Agreement dated 12/31/2025, 3.250% due 1/2/2026 with Fixed Income Clearing Corp. collateralized by $15,474,200 of U.S. Treasury Note at 3.875% due 5/31/2027; value: $15,609,328; proceeds: $15,305,945 (cost $15,303,182)	$15,303,182	$15,303,182
Total Repurchase Agreements (cost $19,303,182)		19,303,182

TIME DEPOSITS 0.13%
CitiBank N.A.(i) (cost $248,081)	248,081	248,081

	Shares

MONEY MARKET FUNDS 1.15%
Fidelity Government Portfolio(i) (cost $2,232,729)	2,232,729	2,232,729
Total Short-Term Investments (cost $36,774,238)		36,775,877
Total Investments in Securities 102.64% (cost $200,930,180)		199,193,053
Other Assets and Liabilities – Net(j) (2.64)%		(5,126,632)
Net Assets 100.00%		$194,066,421

PIK	Payment-in-kind.
SOFR	Secured Overnight Financing Rate.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2025, the total value of Rule 144A securities was $82,178,281, which represents 42.35% of net assets.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Foreign security traded in U.S. dollars.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the SOFR or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2025.
(e)	Interest Rate to be determined.
(f)	Affiliated funds (See Note 9).
(g)	Restricted securities (including private placement) - investments in securities not registered under the Securities Act of 1933 (excluding 144A issues). At December 31, 2025, the value of restricted securities (excluding 144A issues) amounted to $14,692,028 or 7.57% of net assets.
(h)	Fund is a business development company under the Investment Company Act of 1940.
(i)	Security was purchased with the cash collateral from loaned securities.
(j)	Other Assets and Liabilities – Net include net unrealized appreciation/(depreciation) on forward foreign currency exchange contracts and swap contracts as follows:

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2025

Centrally Cleared Credit Default Swap Contracts on Indexes/Issuers - Sell Protection at December 31, 2025(1):

Referenced Indexes/Issuers	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Value
CDX.NA.HY.S45(4)	Bank of America	5.00%	12/20/2030	$2,000,000	$166,331	$(13,926)	$152,405

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Indexes/Issuers amounted to $0. Total unrealized depreciation on Credit Default Swap Contracts on Indexes/Issuers amounted to $13,926.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Sell	Morgan Stanley	3/6/2026	215,000	$254,081	$253,383	$698

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Sell	State Street Bank and Trust	3/6/2026	17,000	$19,704	$20,035	$(331)

The following is a summary of the inputs used as of December 31, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$–	$353,630	$–	$353,630
Convertible Bonds	–	550,276	–	550,276
Corporate Bonds	–	76,570,331	–	76,570,331
Floating Rate Loans	–	70,250,911	–	70,250,911
Investments in Underlying Funds	–	14,692,028	–	14,692,028
Short-Term Investments
Commercial Paper	–	14,991,885	–	14,991,885
Repurchase Agreements	–	19,303,182	–	19,303,182
Time Deposits	–	248,081	–	248,081
Money Market Funds	2,232,729	–	–	2,232,729
Total	$2,232,729	$196,960,324	$–	$199,193,053

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2025

Investment Type(2)	Level 1	Level 2	Level 3	Total

Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$152,405	$–	$152,405
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	698	–	698
Liabilities	–	(331)	–	(331)
Total	$–	$152,772	$–	$152,772

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

December 31, 2025

ASSETS:
Investments in securities, at cost	$186,241,291
Investments in Underlying Funds, at cost	14,688,889
Investments in securities, at fair value including $2,400,177 of securities loaned	$184,501,025
Investments in Underlying Funds, at fair value	14,692,028
Cash	102,397
Deposits with brokers for forwards and swap contracts collateral	142,881
Receivables:
Interest and dividends	2,443,409
Capital shares sold	895,595
Investment securities sold	281,071
From advisor (See Note 4)	226,890
Securities lending income	6,844
Unrealized appreciation on forward foreign currency exchange contracts	698
Prepaid expenses	29,926
Total assets	203,322,764
LIABILITIES:
Payables:
Investment securities purchased	5,023,140
Collateral due to broker for securities lending	2,480,810
Management fee	204,951
Distribution and Servicing Plan	30,984
Fund administration	6,559
Variation margin for centrally cleared swap contract agreements	1,036
Unrealized depreciation on forward foreign currency exchange contracts	331
Distributions payable	1,417,863
Accrued expenses	90,669
Total liabilities	9,256,343
Commitments and contingent liabilities	–
NET ASSETS	$194,066,421
COMPOSITION OF NET ASSETS:
Paid-in capital	$199,144,029
Total distributable earnings/(loss)	(5,077,608)
Net Assets	$194,066,421
Net assets by class:
Class I Shares	$145,111,077
Class A Shares	$48,955,344
Outstanding shares by class (Unlimited number of authorized shares):
Class I Shares	15,701,862
Class A Shares	5,299,114
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class I Shares-Net asset value	$9.24
Class A Shares-Net asset value	$9.24
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.50%)	$9.48

14	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2025

Investment income:
Dividend income from Underlying Funds (See Note 9)	$230,916
Securities lending net income	81,677
Interest and other (net of foreign withholding taxes of $9,186)	16,928,435
Total investment income	17,241,028
Expenses:
Management fee	2,328,069
Distribution and Servicing Plan–Class A	363,300
Shareholder servicing	245,933
Professional	197,698
Reports to shareholders	97,151
Fund administration	74,498
Registration	70,160
Trustees’ fees	27,117
Custody	14,293
Other	30,525
Gross expenses	3,448,744
Fees waived and expenses reimbursed (See Note 4)	(1,999,814)
Net expenses	1,448,930
Net investment income	15,792,098
Net realized and unrealized gain/(loss):
Net realized gain/(loss) on investments	460,301
Net realized gain/(loss) on forward foreign currency exchange contracts	(158,685)
Net realized gain/(loss) on swap contracts	406,308
Net realized gain/(loss) on foreign currency related transactions	(34,747)
Net change in unrealized appreciation/(depreciation) on Investments in Underlying Funds	3,139
Net change in unrealized appreciation/(depreciation) on investments	(2,395,516)
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	367
Net change in unrealized appreciation/(depreciation) on swap contracts	(231,667)
Net change in unrealized appreciation/(depreciation) on unfunded loan commitments	4,268
Net realized and unrealized gain/(loss)	(1,946,232)
Net Increase in Net Assets Resulting From Operations	$13,845,866

See Notes to Financial Statements.	15

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Operations:
Net investment income	$15,792,098	$11,780,020
Net realized gain/(loss)	673,177	556,439
Net change in unrealized appreciation/(depreciation)	(2,619,409)	384,789
Net increase in net assets resulting from operations	13,845,866	12,721,248
Distributions to Shareholders:
Class I	(12,078,491)	(9,371,940)
Class A	(3,893,466)	(2,207,235)
Total distribution to shareholders	(15,971,957)	(11,579,175)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	48,085,656	79,452,980
Reinvestment of distributions	2,647,633	2,267,356
Cost of shares reacquired	(17,681,726)	(7,566,526)
Net increase in net assets resulting from capital share transactions	33,051,563	74,153,810
Net increase in net assets	30,925,472	75,295,883
NET ASSETS:
Beginning of year	$163,140,949	$87,845,066
End of year	$194,066,421	$163,140,949

16	See Notes to Financial Statements.

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Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(b)	Net realized and unrealized gain/(loss)	Total from invest- ment opera- tions	Net investment income	Net asset value, end of period
Class I
12/31/2025	$9.35	$0.80	$(0.10)	$0.70	$(0.81)	$9.24
12/31/2024	9.24	0.93	0.09	1.02	(0.91)	9.35
12/31/2023	8.81	0.96	0.41	1.37	(0.94)	9.24
12/31/2022	9.92	0.64	(1.08)	(0.44)	(0.67)	8.81
9/8/2021 to 12/31/2021(d)	10.00	0.14	(0.11)	0.03	(0.11)	9.92

Class A
12/31/2025	9.35	0.73	(0.10)	0.63	(0.74)	9.24
12/31/2024	9.24	0.86	0.09	0.95	(0.84)	9.35
12/31/2023	8.81	0.91	0.39	1.30	(0.87)	9.24
12/31/2022	9.92	0.56	(1.07)	(0.51)	(0.60)	8.81
9/8/2021 to 12/31/2021(d)	10.00	0.10	(0.06)	0.04	(0.12)	9.92

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return for Class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Commenced on September 8, 2021.
(e)	Not annualized.
(f)	Annualized.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)						Supplemental Data:

Total return (%)(c)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

7.86		0.58		1.66		8.66		$145,111	105
11.57		0.25		1.55		10.02		118,598	95
16.33		0.25		1.64		10.68		77,743	105
(4.54)		1.43		1.73		6.77		52,775	79
0.51	(e)	1.50	(f)	1.65	(f)	4.31	(f)	59,093	30	(e)

7.17		1.33		2.40		7.93		48,955	105
10.63		1.00		2.31		9.25		44,543	95
15.48		1.00		2.40		10.04		10,102	105
(5.25)		2.18		2.49		6.02		882	79
0.31	(e)	2.25	(f)	2.47	(f)	3.23	(f)	992	30	(e)

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Corporate Opportunities Fund, (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that continuously offers its common shares (the “Shares”) and is operated as an interval fund. The Fund is diversified for purposes of the 1940 Act. The Fund was organized as a Delaware statutory trust on April 1, 2021. The Fund commenced operations on September 8, 2021.

The Fund’s investment objective is total return. The Fund currently offers three classes of Shares: Class A, Class I, and Class U. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class I and Class U shares. Class U shares have not commenced operations.

The Fund will not list its Shares for trading on any securities exchange. There is currently no secondary market for its Shares and the Fund does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the Fund is structured as an interval fund and conducts quarterly repurchase offers for a portion of its outstanding Shares. The Fund also invests in the Lord Abbett Private Credit Fund S (“PCF S”), which is a non-diversified, closed-end management investment company which elected to be regulated as a business development company under the 1940 Act.

Basis of Preparation

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Segment Reporting

An operating segment is defined in FASB Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The CODM for the Fund is Lord, Abbett & Co. LLC (“Lord Abbett”) through its Management, Investment and Operating Committees, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights.

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord Abbett as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Investments in the PCF S are valued at their NAV at each month end. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-ended money market mutual funds are valued at their NAV as of the close of each business day.

Notes to Financial Statements (continued)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2025 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(b)	Commercial Paper–The Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(c)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear their class-specific share of all expenses and fees relating to the Fund’s Distribution and Servicing Plan.

(d)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the

Notes to Financial Statements (continued)

syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or Secured Overnight Financing Rate.

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/(depreciation) on unfunded commitments is presented, if any, on the Statement of Assets and Liabilities and represents the mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2025, the Fund did not have any unfunded loan commitments.

(e)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain/(loss), if applicable, is included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies in the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain/(loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(f)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2025, no liability for Federal Income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions

Notes to Financial Statements (continued)

may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the Fund’s jurisdiction.

(g)	Investment Income–Dividend income, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statement of Operations. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Due to the absence of a master netting agreement related to the Fund’s participation in repurchase agreements, no offsetting disclosures have been made on behalf of the Fund.

(i)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains/(losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(j)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Notes to Financial Statements (continued)

3.	DERIVATIVE TRANSACTIONS

Derivatives–During the fiscal year, the Fund used derivative instruments including forward foreign currency exchange contracts and swap contracts in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark-to-market gains to the Fund.

Forward Foreign Currency Exchange Contracts–During the fiscal year, the Fund listed in the tables below was exposed to foreign currency risks associated with some or all of its portfolio investments and, during the fiscal year ended, used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a

Notes to Financial Statements (continued)

forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

Swap Contracts–The Fund may engage in swap transactions to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. Swap transactions are contracts negotiated over-the-counter (“OTC”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and are amortized over the term of the swap. The value of OTC swap contract agreements are recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited, which is considered restricted, is reported as Deposits with brokers for swap contracts collateral on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Net change in unrealized appreciation/(depreciation) on swap contracts on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s OTC swap contract agreements are subject to master netting arrangements.

Credit Default Swap Contracts–During the fiscal year, the Fund listed in the tables below entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted

Notes to Financial Statements (continued)

for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with identical reference obligations.

Total Return Swap Contracts–During the fiscal year, the Fund listed in the tables below entered into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

Summary of Derivatives Information–As of December 31, 2025, the Fund in the table below had the following derivatives at fair value, grouped into appropriate risk categories and respective location on the Statement of Assets and Liabilities:

Corporate Opportunities Fund

Asset Derivatives	Statement of Assets and Liabilities Location	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(1)	Payables, variation margin for centrally cleared swap contract agreements	–	$152,405
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$698	–
Liability Derivatives
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$331	–

(1)	Includes the value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)

The following table presents the effect of derivatives for the Fund on the Statement of Operations for the fiscal year ended December 31, 2025:

Corporate Opportunities Fund

	Statement of Operations Location	Equity Contracts	Foreign Currency Contracts	Credit Contracts
Amount of Realized Gain/(Loss) on Derivatives
Credit Default Swap Contracts	Net realized gain/(loss) on swap contracts	–	–	$174,418
Forward Foreign Currency Exchange Contracts	Net realized gain/(loss) on forward foreign currency exchange contracts	–	$(158,685)	–
Total Return Swap Contracts	Net realized gain/(loss) on swap contracts	$231,890	–	–
Amount of Net Change in Unrealized Appreciation/(Depreciation) on Derivatives
Credit Default Swap Contracts	Net change in unrealized appreciation/(depreciation) on swap contracts	–	–	$(13,926)
Forward Foreign Currency Exchange Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	–	$367	–
Total Return Swap Contracts	Net change in unrealized appreciation/(depreciation) on swap contracts	$(217,741)	–	–
Derivatives volume calculated based on the number of contracts or notional amounts
Credit Default Swap Contracts		–	–	$814,231
Total Return Swap Contracts		$22,942	–	–
Forward Foreign Currency Exchange Contracts		–	$1,776,569	–

Disclosures About Offsetting Assets and Liabilities–FASB requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty.

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$698	$ –	$698
Total	$698	$ –	$698

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$698	$ –	$ –	$ –	$698
Total	$698	$ –	$ –	$ –	$698

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$331	$ –	$331
Total	$331	$ –	$331

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
State Street Bank And Trust	$331	$ –	$ –	$ –	$331
Total	$331	$ –	$ –	$ –	$331

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2025.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2025.

4.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily total managed assets at an annual rate of 1.25%. Average daily total managed assets include assets attributable to leverage (e.g., borrowing).

For the fiscal year ended December 31, 2025, the effective management fee, net of any applicable waiver, was at an annualized rate of .18% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

For the Fund’s investment in the PCF S, Lord Abbett has voluntarily agreed to waive management fees in an amount sufficient to offset the respective management fee that Lord Abbett collects from the PCF S. Lord Abbett voluntarily waived the following management fees for the fiscal year ended December 31, 2025:

Fund	Management Fee
Corporate Opportunities Fund	$20,942

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly.

From January 1, 2025 through April 30, 2025, Lord Abbett contractually agreed to waive all or a portion of its management fee and, if necessary, waive all or a portion of its fund administration fee and reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses for each class, (excluding acquired fund fees and expenses, distribution expenses, interest expense, taxes, expenses related to litigation and potential litigation, investment expenses (such as fees and expenses of outside legal counsel or third-party consultants, due diligence-related fees, and other costs, expenses and liabilities with respect to consummated and unconsummated investments) and extraordinary expenses), do not exceed the annual rate of 0.25%. Effective May 1, 2025 through April 30, 2026, the expense limitation on total net annual operating expenses increased from 0.25% to 0.75%. This agreement may be terminated only upon the approval of the Board.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan for Class A shares and Class U shares, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class U
Service	.25%	.25%
Distribution	.50%	.50%

*	The Fund may designate a portion of the aggregate fees as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.

Class I shares do not have a distribution plan.

Distributor

The Distributor is the principal underwriter and distributor of the Fund’s Shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor is a wholly-owned subsidiary of Lord Abbett. The Distributor does not participate in the distribution of non-Lord Abbett managed products. The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund.

Notes to Financial Statements (continued)

Commissions

The Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, during the fiscal year ended December 31, 2025:

Distributor Commissions	Dealers’ Concessions
$ –	$9,150

The Distributor received CDSCs of $8,007 for Class A shares for the fiscal year ended December 31, 2025.

One Trustee and certain of the Fund’s officers have an interest in Lord Abbett.

5.	DISTRIBUTIONS AND TAX INFORMATION

Dividends are paid from net investment income, if any. Capital gain distributions are paid from taxable net realized gains from investments transactions, reduced by allowable capital loss carryforwards, if any. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended December 31, 2025 was as follows:

Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Corporate Opportunities Fund	$15,971,957	$ –	$ –	$15,971,957

The tax character of distributions paid during the fiscal year ended December 31, 2024 was as follows:

Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Corporate Opportunities Fund	$11,579,175	$ –	$ –	$11,579,175

As of December 31, 2025, the components of distributable earnings/(loss) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Net Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Temporary Differences	Total Distributable Earnings/ (Loss)
Corporate Opportunities Fund	$5,891	$ –	$(3,193,228)	$(1,890,271)	$ –	$(5,077,608)

Net capital losses recognized by the Fund may be carried forward indefinitely and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward are as follows:

Fund	Short-Term Losses	Long-Term Losses	Net Capital Losses
Corporate Opportunities Fund	$(1,806,095)	$(1,387,133)	$(3,193,228)

Notes to Financial Statements (continued)

As of December 31, 2025, the tax cost of investments and the breakdown of unrealized appreciation/(depreciation) for the Fund are shown below. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium, and wash sales.

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Corporate Opportunities Fund	$201,069,765	$2,545,437	$(4,435,708)	$(1,890,271)

6.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2025 were as follows:

U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
$ –	$185,528,244	$ –	$168,451,910

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the 1940 Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2025, the Fund did not engage in cross-trade purchases or sales.

7.	TRUSTEES’ REMUNERATION

The Fund’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Trustees’ fees are allocated among certain Lord Abbett-sponsored closed-end funds primarily based on the relative net assets of each fund.

8.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

9.	TRANSACTIONS WITH AFFILIATED FUNDS

An affiliated fund is one in which the Fund has ownership of at least 5% of the outstanding voting securities of the underlying fund at any point during the fiscal year or any company which is under common ownership or control. The Fund invested in the underlying fund noted in the table below, which consisted of a pooled investment vehicle, during the fiscal year ended December 31, 2025.

Through the PCF S, the Fund intends to obtain exposure to less liquid or illiquid private credit investments, generally involving corporate borrowers, through their investments in pooled investment vehicles, including those managed by Lord Abbett. Typically, private credit investments are not traded in public markets and are illiquid, such that a pooled investment vehicle may not be able to dispose of its holdings for extended periods, which may be several years, or at the price at which such pooled investment vehicles are valuing their investments. Such pooled investment

Notes to Financial Statements (continued)

vehicle may, from time to time or over time, focus its private credit investments in a particular industry or sector or select industries or sectors. Investment performance of such industries or sectors may thus at times have an out-sized impact on the performance of such pooled investment vehicle or the Fund indirectly. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. The issuers of such pooled investment vehicle’s private credit investments will often be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and often will not be rated by national credit rating agencies.

The Fund’s investment in the PCF S are subject to restrictions on transfer. The PCF S expects to repurchase shares pursuant to tender offers each quarter, up to 5% of the PCF S’s common shares outstanding, using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter. There will be no trading market for the Fund’s investments in the PCF S. The Schedule of Investments lists the PCF S as an investment as of year end, but does not include the underlying holdings of the PCF S. The Fund indirectly bears the proportionate share of the expenses of the PCF S. The Fund incurs two layers of fees, with Lord Abbett potentially receiving a management fee at both levels. The Fund had the following transactions with the PCF S during the fiscal year ended December 31, 2025:

Corporate Opportunities Fund

Affiliated Funds	Value at 12/31/2024	Purchases at Cost	Proceeds form Sales	Net Realized Gain/(Loss)	Net Change in Appreciation/ (Depreciation)	Value at 12/31/2025	Dividend Income
Lord Abbett Private Credit Fund S	$448,889	$14,240,000	$ –	$ –	$3,139	$14,692,028	$230,916

10.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income, if any, in the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

Notes to Financial Statements (continued)

As of December 31, 2025, the market value of securities loaned and collateral received were as follows:

Funds	Market Value of Securities Loaned	Collateral Received(1)
Corporate Opportunities Fund	$2,400,177	$2,480,810

(1)	Statement of Assets and Liabilities location: Payables: Collateral due to broker for securities lending.

11.	REPURCHASE OFFERS

In order to provide liquidity to shareholders, the Fund has adopted a fundamental investment policy to make quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted.

For the fiscal year ended December 31, 2025, the results of the repurchase offers were as follows:

Repurchase Request Deadline	Repurchase Pricing Date	Amount Repurchased	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased
January 28, 2025	January 28, 2025	$721,895	77,043	0.43%
April 22, 2025	April 22, 2025	$3,196,155	361,556	1.80%
July 22, 2025	July 22, 2025	$9,823,585	1,064,310	5.00%
October 21, 2025	October 21, 2025	$3,940,091	424,481	2.06%

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Fund’s expense ratio per common share for remaining shareholders. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline (as defined in the Fund’s Prospectus). In the event that the Board determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Consequently, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby

Notes to Financial Statements (continued)

increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. For many fixed income securities, market risk is significantly, but not necessarily exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a decrease in the value of investments in bonds and other debt securities, while a fall in rates typically causes an increase in value. Equity securities have experienced significantly more volatility in returns than fixed income securities over the long term, although under certain market conditions fixed income securities may have comparable or greater price volatility. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. Concerns in the market about an increase in the risk of default, may result in losses to the Fund. Defaulted bonds are subject to greater risk of loss of income and principal than securities of issuers whose debt obligations are being met. Defaulted bonds are considered speculative with respect to the issuer’s ability to make interest payments and/or pay its obligations in full. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline. Investments in distressed bonds are speculative and involve substantial risks in addition to the risks of investing in high-yield debt securities. The prices of distressed bonds are likely to be more sensitive to adverse economic changes or individual issuer developments than the prices of higher rated securities. Changes in short-term market interest rates may affect the yield on the Fund’s investments in floating rate debt. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet high debt service requirements.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions.

Notes to Financial Statements (continued)

When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage related security. In addition, the Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. The Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. Such financings constitute senior liens on an unencumbered security (i.e., security not subject to other creditors’ claims).

The Fund may invest in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

Geopolitical and other events, such as war, acts of terrorism, tariffs and other restrictions on trade, natural disasters, the spread of infectious illnesses, epidemics and pandemics, environmental and other public health issues, supply chain disruptions, inflation, recessions or other events, and governments’ reactions to such events, may lead to increased market volatility and instability in world economies and markets generally and may have adverse effects on the performance of the Fund and its investments.

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, impact the ability to complete redemptions, and adversely impact Fund performance. For example, the effects to public health, business and market conditions resulting from the COVID-19 pandemic have had, and may in the future have, a significant negative impact on the performance of the Fund’s investments, including exacerbating other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance and your investment in the Fund.

Notes to Financial Statements (concluded)

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2025		Year Ended December 31, 2024
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	4,488,359	$ 41,565,561	4,889,794	$ 45,605,267
Reinvestment of distributions	39,175	361,439	79,254	738,741
Shares reacquired	(1,512,128)	(13,860,816)	(696,292)	(6,452,798)
Increase	3,015,406	$ 28,066,184	4,272,756	$ 39,891,210
Class A Shares
Shares sold	700,837	6,520,095	3,628,374	33,847,713
Reinvestment of distributions	247,752	2,286,194	163,717	1,528,615
Shares reacquired	(415,262)	(3,820,910)	(119,733)	(1,113,728)
Increase	533,327	$ 4,985,379	3,672,358	$ 34,262,600

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Corporate Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Corporate Opportunities Fund (the “Fund”), including the schedule of investments, as of December 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the years ended December 31, 2025, 2024, 2023, 2022 and for the period from September 8, 2021 (commencement of operations) through December 31, 2021, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2025, 2024, 2023, 2022 and for the period from September 8, 2021 (commencement of operations) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and counterparties; when replies were not received from custodian or counterparties, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 25, 2026

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees

Sharon French (1965)	Trustee (since 2025)	President and CEO of SunAmerica Asset Management, LLC and AIG Life & Retirement Funds (2019–2021)	4	Board member of BNY/Newton Investment Management (2021–Q4 2025); Board member of Seasons Series Trust (2019–2021); Board member of SunAmerica Series Trust (2019–2021).

John Shaffer (1966)	Chair and Trustee (since 2024)	Co-Head of the Americas’ Credit Sales at Goldman Sachs (2007–2014); Head of America’s Credit Sales at Merrill Lynch (2001–2006).	4	Advisory Council Member of Strategic Partners (2021–2023).

Lisa Shalett (1966)	Trustee (since 2024)	Managing Partner, Head of Strategic Innovation at Brookfield Asset Management (2018–2019); Partner at Goldman Sachs (2002–2015) and formerly other roles (1995–2002); and Co-Founder of Extraordinary Women on Boards (since 2021).	4	Currently Board member of PennyMac Financial Services (since 2020), MPower Partners (since 2021), and FTAC Emerald Acquisition Corp. (since 2021); Board member of AccuWeather (2019–2023); Board member of Bully Pulpit Interactive (2017–2022); and Board member of PerformLine (2015–2019).

Basic Information About Management (continued)

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years
Interested Trustee

Steven F. Rocco (1979)	Trustee; President; Chief Executive Officer (since 2024)	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and was formerly Associate Portfolio Manager, joined Lord Abbett in 2004.	4	None.

Officers

No officer listed below has received compensation from the Fund. All officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 30 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation(s) During Past 5 Years” column indicates each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years
Steven F. Rocco (1979)	President and Chief Executive Officer	2024	Co-Head of Taxable Fixed Income and Partner of Lord Abbett (since 2011), and was formerly Associate Portfolio Manager, joined Lord Abbett in 2004.

Christian Corkery (1984)	Vice President and Assistant Secretary	2025	Counsel, joined Lord Abbett in 2025 and was formerly Senior Counsel at the U.S. Securities and Exchange Commission (2022–2025) and an Associate Counsel at Cohen & Steers, Inc. (2019–2022).

Christopher J. Costello (1973)	Vice President and Assistant Secretary	2024	Managing Director, Senior Counsel, joined Lord Abbett in 2024 and was formerly Counsel at Linklaters LLP (2023–2024) and Director & Associate General Counsel at Allianz Global Investors (2012–2021).

Nicholas D. Emguschowa (1986)	Data Protection Officer	2022	Managing Director, Senior Counsel, joined Lord Abbett in 2018.

Brooke A. Fapohunda (1975)	Vice President, Secretary and Chief Legal Officer	2023	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2006.

Basic Information About Management (concluded)

Name (Year of Birth)	Position Held with the Fund	Year Elected	Principal Occupation(s) During Past 5 Years
Juliet M. Han (1988)	Vice President and Assistant Secretary	2025	Counsel, joined Lord Abbett in 2025 and was formerly Senior Counsel at the U.S. Securities and Exchange Commission (2020–2025) and an Associate at Willkie Farr & Gallagher LLP (2015–2019).

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	2021	Managing Director, Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	2023	Senior Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	2023	Partner and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019–2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014–2019).

Kunjan Sheth (1982)	AML Compliance Officer	2024	Head of Distribution & Marketing Compliance, joined Lord Abbett in 2023 and was formerly a Compliance Manager at Invesco Distributors, Inc. (2018–2023).

Randolph A. Stuzin (1966)	Vice President and Assistant Secretary	2023	Partner and Chief Legal Officer, joined Lord Abbett in 2023 and was formerly Partner and General Counsel at King Street Capital Management (2014–2023).

Christine Y. Sun (1991)	Vice President and Assistant Secretary	2024	Counsel, joined Lord Abbett in 2024 and was formerly an Associate at Willkie Farr & Gallagher LLP (2017–2024).

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name	Interest-related dividends
Corporate Opportunities Fund	84%

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Corporate Opportunities Fund	LASSI-2 (02/26)

(b) Not applicable.

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant has adopted a Sarbanes-Oxley Code of Ethics that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended 12/31/2025 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Sharon French, John Shaffer and Lisa Shalett. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2025 and 2024 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2025	2024
Audit Fees {a}	$60,000	$50,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	60,000	50,000

Tax Fees	- 0 -	- 0 -
All Other Fees {b}	- 0 -	- 0 -

Total Fees	$60,000	$50,000

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2025 and 2024 consist of fees for services related to the recovery of excess dividend withholding taxes in certain jurisdictions.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

●	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
●	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2025 and 2024 were:

	Fiscal year ended:
	2025	2024
All Other Fees {a}	$260,000	$250,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2025 and 2024 were:

	Fiscal year ended:
	2025	2024
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.
(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7:	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10:	Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

The Fund’s Board of Trustees did not approve any investment advisory contract during the Fund’s most recent fiscal half-year.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Board of Trustees’ general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached hereto as Exhibit 19(c)

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

As of the date of filing this Report:

Name	Since	Recent Professional Experience
Todd L. Solomon	Inception (September 2021)	Mr. Solomon joined Lord Abbett in 2019 and is a Portfolio Manager for Lord Abbett’s taxable-fixed income strategies. His previous experience includes serving as Director of Research at TCW Distressed LLC; Managing Principal at Halcyon Capital Management LLC; Senior Vice President at Triage Capital Management LLC; Associate, Global Communications Group at Solomon Smith Barney; Associate, Investment Banking at Natwest Markets; and Analyst, Private Placement Group at Chase Securities. He has worked in the financial services industry since 1994. He earned a BA in managerial economics from Union College and an MBA from Columbia Business School at Columbia University.

Eric P. Kang	2022	Mr. Kang joined Lord Abbett in 2015, and is a Portfolio Manager, and was named Partner in 2023. Prior to his current role, he

		worked as a Research Analyst for the Credit Research team, which supports all the taxable fixed income capabilities. His previous experience includes serving as Principal, Senior Analyst at MidOcean Credit Partners; Senior Analyst at Bell Point Capital Management; Analyst, Fundamental Credit Group at Citadel Investment Group; Vice President and Associate, Principal Credit Group at Merrill Lynch; and Analyst, Investment Banking at Donaldson, Lufkin & Jenrette. He began his career in the financial services industry in 1999. He earned a BS in economics from the Wharton School of Business at the University of Pennsylvania and an MBA from the Darden School of Business at the University of Virginia.

Kearney M. Posner	2022	Ms. Posner joined Lord Abbett in 2015, is a Portfolio Manager and was named Partner in 2022. Her previous experiences include serving as Director, Leveraged Finance, Associate Director, Middle Market Leveraged Finance, and Associate, High Yield Research at Metropolitan Life Insurance Company; Assistant Vice President, Financial Guaranty at Radian Group; Analyst, Private Wealth Management at Goldman Sachs & Co.; and Analyst, Fixed Income Investment Banking at Painewebber Inc. She has worked in the financial services industry since 1999. She earned a BS in international economics from Georgetown University and an MBA from the Wharton School of Business at the University of Pennsylvania. She also is a holder of the Chartered Financial Analyst® (CFA) designation.

Steven F. Rocco	2025	Mr. Rocco, Co-Head of Taxable Fixed Income, joined Lord Abbett in 2004, and was named Partner in 2011. Prior to his current role, he served as Associate Portfolio Manager for the firm’s investment grade fixed income strategies. He has worked in the financial services industry since 2001. He earned a BA in economics from Cornell University and is a holder of the Chartered Financial Analyst® (CFA) designation.

(a)(2) Other Accounts Managed by Portfolio Managers

The following table sets forth information about the other accounts managed by the Fund’s portfolio managers as of December 31, 2025.

Included in the Registered Investment Companies category are those U.S.-registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. To the extent that any of these accounts pay advisory fees that are based on performance of the account, information on those accounts is provided separately.

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Todd L. Solomon	0	0	0	0	0	0
Eric P. Kang	3	27,078.67	1	335.06	1	107.29
Kearney M. Posner	1	4,554	2	261.88	0	0
Steven F. Rocco	20	103,664.53	13	12,175.83	10	3,832.17

None of the registered investment companies, pooled investment vehicles or other accounts listed above are subject to an advisory fee that is based on the performance of the account.

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities between the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics and Personal Trading Policy sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Funds. Moreover, Lord Abbett’s Insider Trading Policy sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Funds and the investments of the other accounts in the table referenced above.

(a)(3) Portfolio Manager Compensation

The discussion below describes the portfolio managers’ compensation as of December 31, 2025.

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team. Certain portfolio managers may participate in market-based incentive compensation programs based on a percentage of the performance or incentive fees earned by certain funds or accounts that include such fees. These programs are approved by the firm’s Managing Partner, in coordination with appropriate governance structures with senior leader representation.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior leaders may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of the Fund’s peer groups (as defined from time to time by third party investment research companies), as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus the benchmark. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s deferred compensation plan. Depending on the employee’s level they will receive either an award under the Managing Director Award Plan or the Investment Capital Appreciation Plan. Both of these plans, following a three-year qualification period, provide for a deferred payout over a five-year period. The plan’s earnings are based on the overall average net asset growth of the firm as a whole or percentile performance of our funds against benchmarks as a whole. Lord Abbett believes these incentives focus portfolio managers on the impact their Fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

(a)(4) Securities Ownership of Portfolio Managers

The following table indicates the dollar range of securities beneficially owned by each portfolio manager in the Fund he or she manages, as of December 31, 2025. This table includes the value of securities beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Ownership of Securities	Aggregate Dollar Range of Securities*
Todd L. Solomon	$50,001-$100,000
Eric P. Kang	$10,001-$50,000
Kearney M. Posner	$50,001-$100,000
Steven F. Rocco	$100,001-$500,000

*Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b) Portfolio Manager Changes Since Most Recent Annual Report

Since the date of the registrant’s most recently filed annual report on Form N-CSR, Steven F. Rocco has been added as a Portfolio Manager of the Fund. See Item 13(a) for more information.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15:	Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2025, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on

Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The following table shows the dollar amounts of income, and dollar amounts of fees and/or compensation paid, relating to the Fund’s securities lending activities during the fiscal year ended December 31, 2025.

(1)	Gross income from securities lending activities	$274,404
(2)	Fees and/or compensation for securities lending activities and related services
	(a) Securities lending income paid to Citi for services as securities lending agent	$9,087
	(b) Collateral management expenses not included in (a)	$0
	(c) Administrative fees not included in (a)	$0
	(d) Indemnification fees not included in (a)	$0
	(e) Rebate (paid to borrowers)	$183,640
	(f) Other fees not included in (a)	$0
(3)	Aggregate fees/compensation for securities lending activities	$192,727
(4)	Net income from securities lending activities	$81,677

(b)	Citibank, N.A. (“Citi”) serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and Citi.

Item 18:	Recovery of Erroneously Awarded Compensation.
(a)	Not applicable.

(b)	Not applicable.

Item 19:	Exhibits.
(a)(1)	The Lord Abbett Alternatives Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Not applicable.

(a)(3)	Certification of each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(4)	Not applicable.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is provided as a part of EX-99.906CERT.

(c)	The Registrant’s Proxy Voting Policies and Procedures are attached hereto in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT CORPORATE OPPORTUNITIES FUND

By:	/s/ Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Steven F. Rocco
Steven F. Rocco
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 25, 2026

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: February 25, 2026